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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                 January 1, 2004

                               F.N.B. Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Florida                       001-31940                25-1255406
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation)                                           Identification No.)

One F.N.B. Boulevard
Hermitage, Pennsylvania                                               16148
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: 724-981-6000

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

            F.N.B. Corporation (the Corporation) is providing the following information in connection with the Corporation's January 1, 2004 distribution (the Spin-off) of all of the outstanding common stock of First National Bankshares of Florida, Inc. (FNBF) to the Corporation's shareholders.

            Reclassification. The Corporation, in connection with the Spin-off and pursuant to FAS No. 144, reclassified its presentation of the financial position and the results of operations of FNBF as discontinued operations of the Corporation effective as of January 1, 2004. This reclassification was presented in the Corporation's Form 10-Q Quarterly Reports for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004. The Corporation has also reclassified (the Reclassification) its consolidated financial statements for the three years ended December 31, 2003. The following information with respect to the Reclassification for the three years ended December 31, 2003 is included in exhibits to this Form 8-K Report and incorporated herein by reference:

            -     Selected Consolidated Financial Data;

            - Management's Discussion and Analysis of Financial Condition and Results of Operations; and

            -     Consolidated Financial Statements.

            Business Description. The Corporation has also revised the description of its business to reflect the Spin-off, a copy of which is filed as an exhibit to this Form 8-K Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

            The following exhibits are filed herewith:

Exhibit No.                              Description
-----------                              -----------
   23.1           Consent of Ernst & Young, LLP, independent registered public accounting firm

   99.1           Selected Financial Data

   99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations

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   99.3           Consolidated Financial Statements for the three-year period ended December 31, 2003

   99.4           Description of Business

                                      -3-
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            F.N.B. CORPORATION

                                            By: /s/  Brian F. Lilly
                                                ---------------------------
                                                Brian F. Lilly,
                                                Chief Financial Officer

Date:  January 11, 2005

                                      -4-
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                                  EXHIBIT INDEX

Exhibit No.                                           Description
-----------                                           -----------
   23.1           Consent of Ernst & Young, LLP, independent registered public accounting firm

   99.1           Selected Financial Data

   99.2           Management's Discussion and Analysis of Financial Condition and Results of Operations

   99.3           Consolidated Financial Statements for the three-year period ended December 31, 2003

   99.4           Description of Business